Exhibit 99.1 Needham Growth Conference January 15, 2020 Investor PresentationExhibit 99.1 Needham Growth Conference January 15, 2020 Investor Presentation

Forward-Looking Statements We may make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements with respect to our expected EBITDA, Adjusted EBITDA, free cash flow, revenue and margin growth in future periods, our aviation-connectivity installations in future periods, the impact of the Boeing 737 MAX aircraft grounding on our financial performance, our business and financial-performance outlook and goals (including our assumptions therein relating to growth in fleet count, ARPA growth, opex savings, stable capex spend and lower satellite-bandwidth spend in future periods), industry, business strategy, plans, the potential sale of certain businesses and assets, business and M&A integration activities, capital expenditures, operating-expense and cost-structure improvements and reductions, future operations, margins, profitability, future efficiencies and other financial and operating information. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and should not be relied upon as representing our views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation those risks and uncertainties described in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q and the other documents we filed with the Securities and Exchange Commission. As a result, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. 2 Investor PresentationForward-Looking Statements We may make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements with respect to our expected EBITDA, Adjusted EBITDA, free cash flow, revenue and margin growth in future periods, our aviation-connectivity installations in future periods, the impact of the Boeing 737 MAX aircraft grounding on our financial performance, our business and financial-performance outlook and goals (including our assumptions therein relating to growth in fleet count, ARPA growth, opex savings, stable capex spend and lower satellite-bandwidth spend in future periods), industry, business strategy, plans, the potential sale of certain businesses and assets, business and M&A integration activities, capital expenditures, operating-expense and cost-structure improvements and reductions, future operations, margins, profitability, future efficiencies and other financial and operating information. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and should not be relied upon as representing our views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation those risks and uncertainties described in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q and the other documents we filed with the Securities and Exchange Commission. As a result, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. 2 Investor Presentation

Legal Disclaimers Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Historical and Projected Financial Information The financial information contained in this presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation contains financial forecasts, which were prepared in good faith by us on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles (“GAAP”). Our independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of our control. Accordingly, there can be no assurance that the prospective results are indicative of our future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. 3 Investor PresentationLegal Disclaimers Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Historical and Projected Financial Information The financial information contained in this presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation contains financial forecasts, which were prepared in good faith by us on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles (“GAAP”). Our independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of our control. Accordingly, there can be no assurance that the prospective results are indicative of our future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. 3 Investor Presentation

Management Presentation



Josh Marks
Chief Executive Officer



Christian Mezger
Chief Financial Officer



Peter Lopez
VP Finance & Investor Relations

4

Investor Presentation

Global Eagle

Aviation Airliners Private Jets Government Solutions that connect, entertain and inform passengers and remote workers, enriching time with fast internet, live television, Maritime games and applications Cruise and ferry Merchant shipping Yachts • Satellite-based connectivity • Movie & TV licensing and delivery • Content processing and programming Land • Digital media applications Enterprise solutions • Operational and commercial analytics Government & NGO 5 Military solutions Investor PresentationAviation Airliners Private Jets Government Solutions that connect, entertain and inform passengers and remote workers, enriching time with fast internet, live television, Maritime games and applications Cruise and ferry Merchant shipping Yachts • Satellite-based connectivity • Movie & TV licensing and delivery • Content processing and programming Land • Digital media applications Enterprise solutions • Operational and commercial analytics Government & NGO 5 Military solutions Investor Presentation

Passenger Experience Leadership Connect Entertain • Leading provider of on-board digital Global coverage & redundancy Premium movies, games, TV Native 4K cloud platform High performance entertainment (premium movies, television, games and mobile apps) Broadband Media & for seatback IFE and wireless systems Connectivity Content Deliver real-time • Leading satellite connectivity and entertainment live TV provider to single-aisle airliners, large cruise ships & superyachts through multi-orbit, open-architecture capabilities Generate Optimize media • Fast-growing government and secure revenue investments military connectivity business • Multi-year technology investments in Inform AirTime™ interfaces cloud-based content services and Analytics & Pulse™ – focus spend masFlight™ – cloud BI Personalization software-defined networking now driving revenue growth and margin efficiency 6 Investor PresentationPassenger Experience Leadership Connect Entertain • Leading provider of on-board digital Global coverage & redundancy Premium movies, games, TV Native 4K cloud platform High performance entertainment (premium movies, television, games and mobile apps) Broadband Media & for seatback IFE and wireless systems Connectivity Content Deliver real-time • Leading satellite connectivity and entertainment live TV provider to single-aisle airliners, large cruise ships & superyachts through multi-orbit, open-architecture capabilities Generate Optimize media • Fast-growing government and secure revenue investments military connectivity business • Multi-year technology investments in Inform AirTime™ interfaces cloud-based content services and Analytics & Pulse™ – focus spend masFlight™ – cloud BI Personalization software-defined networking now driving revenue growth and margin efficiency 6 Investor Presentation

Winning in IFC: Innovation, Focus and Capabilities

Disciplined focus on B737/A320 fleets for efficiency and specialization



Norwegian
B737 Fleet
Icelandair
B757/767 Fleet
Turkish
A320 Fleet
B737 Fleet
LOT
B737 Fleet
Southwest
B737 Fleet
Air France
A320 Fleet
FlyDubai
B737 Fleet
Active fleets and contracted backlog

- **Connected entertainment focus** – full IFEC solution with broadband connectivity, live television, games, movies, analytics and back-office automation
- Aircraft focus on **Boeing 737** and **Airbus A320** fleets
- Geographic focus on **North America to Middle East**
    - Maximize network utilization and efficiency
    - Satellite redundancy and scalability

High Performance Capabilities



- 1,100+ shipsets installed
- Up to 500 Mbps/aircraft
- Proven designs
- Repair & line support

Connected Entertainment Experiences





GAMES

- Internet & messaging
- On-demand movies
- Live television
- Games & music

7

Investor Presentation

Boeing 737 MAX

Return of MAX expected to boost revenue, Adjusted EBITDA[1] and Cash Flow

Impact of MAX grounding

- **Anticipated impact when MAX re-enters service:**
  - **~$3 million per-quarter increase in revenue**
  - **~$2 million per quarter increase in Adjusted EBITDA**
  - **~$2-3 million per quarter increase in cash flow**
- MAX Connectivity service revenue is important factor to generate positive free cash flow on a sustainable basis
- Do not expect service revenue to start until 2Q20
- Major MAX customers: Southwest, flydubai and LOT Polish
- MAX grounding primarily impacts Connectivity service revenue, secondary impact to Media & Content revenue

Impact of Boeing manufacturing halt

- **Boeing suspended MAX production from January, impacting our MAX connectivity equipment installations**
  - Expect to carry an additional quarter of inventory or approximately $4-5 million of additional inventory
  - Expect inventory levels to normalize approximately one quarter after production resumes; working with Boeing, Global Eagle suppliers and customers to minimize impact
- **Expect lower equipment revenue during 1Q20 due to production delays**
  - 10-15 aircraft per quarter, $4-5 million impact to revenue
  - Expect accelerated installations once production resumes

[1] *See the "Non-GAAP Reconciliations" and "Non-GAAP Financial Measures" slides in the back of this presentation.*

8 Investor Presentation Global Eagle

Media & Content Portfolio Digital content sourcing & distribution, from studio to seatback integration 1 Content licensing #1 Independent Global Content Distributor Curating, programming and licensing movies, TV, audio and live events for mobility Movie and television licensing & distribution Dynamic content selection – self-service capability Streamlined metadata: more titles in less time 1 #1 Global Content Service Provider Content Our cloud backbone revolutionizes processing Processing 10 petabytes of distribution from studio to passenger media for 1 billion passengers Content editing, integration (seatback & wireless IFE) • Before – monthly cycles, fixed library for each fleet and metadata • Now – cloud-based digital architecture streamlines 1 ingestion, compliance, processing and integration #1 Global Seatback Games & UI/UX Developer Digital media UX/UI SDKs • Differentiates passenger IFE experiences Digital advertising, games, Portal Design • 4K data processing and digital distribution mobile apps and UX design Games Advertising for on-board entertainment • Personalized content (route, day and end-user) Seatback 1 9 Source: Management estimates Investor PresentationMedia & Content Portfolio Digital content sourcing & distribution, from studio to seatback integration 1 Content licensing #1 Independent Global Content Distributor Curating, programming and licensing movies, TV, audio and live events for mobility Movie and television licensing & distribution Dynamic content selection – self-service capability Streamlined metadata: more titles in less time 1 #1 Global Content Service Provider Content Our cloud backbone revolutionizes processing Processing 10 petabytes of distribution from studio to passenger media for 1 billion passengers Content editing, integration (seatback & wireless IFE) • Before – monthly cycles, fixed library for each fleet and metadata • Now – cloud-based digital architecture streamlines 1 ingestion, compliance, processing and integration #1 Global Seatback Games & UI/UX Developer Digital media UX/UI SDKs • Differentiates passenger IFE experiences Digital advertising, games, Portal Design • 4K data processing and digital distribution mobile apps and UX design Games Advertising for on-board entertainment • Personalized content (route, day and end-user) Seatback 1 9 Source: Management estimates Investor Presentation

Maritime, Enterprise & Government: Vertical Markets

Maritime, Enterprise & Government

Cruise & Large Ferry
- Provides Connectivity, Content & Live TV for passengers and crew

Large Yachts
- Provides Connectivity for superyachts (2-25+ crew members)

Commercial Maritime
- Provides Connectivity for commercial shipping and oil & gas

Enterprise
- Provides enterprise connectivity for enterprises/NGOs

Government
- Connectivity for government, military and intelligence

10

Investor Presentation

Global Eagle

Strategic Review Update Exploring options for MEG operating unit and JVs • Maritime, Enterprise and Government business unit • Evaluating the potential sale of all or part of the business • Working with Barclays Capital • Status: Active • Joint Venture interest • Evaluating the potential sale of 49% interest • Majority owner is managing the sale, advised by Drake Star Partners • Status: Active • If we complete either transaction, majority of proceeds will be used to retire debt 11 Investor PresentationStrategic Review Update Exploring options for MEG operating unit and JVs • Maritime, Enterprise and Government business unit • Evaluating the potential sale of all or part of the business • Working with Barclays Capital • Status: Active • Joint Venture interest • Evaluating the potential sale of 49% interest • Majority owner is managing the sale, advised by Drake Star Partners • Status: Active • If we complete either transaction, majority of proceeds will be used to retire debt 11 Investor Presentation

Transformation Timeline

Run a healthy core business and drive profitable growth

	2018	1H 2019	2H 2019	1H 2020
Drive Aviation & MEG Connectivity leadership	Air France high-speed IFC ✓	Focus MEG business lines ✓	Turkish Airlines high-speed IFC ✓	Drive scale efficiencies
Innovate and lead in Media & Content services	Begin Open™ development ✓	Win & implement major CSP deals ✓	Transition first airlines to Open™ ✓	Deploy Open™ to add'l customers
Improve margin and cash flow generation	Phase I – simplify structure & team ✓	Phase II – focus on gross margin and opex ✓	Amend term loan with new liquidity ✓	Phase III – focus on workflow & procurement
Strengthen back-office and operational platforms	Complete ERP integration ✓	Data-driven ops improvement ✓	INITIATED Simplify and streamline ops	Continuous improvement

12 Investor Presentation Global Eagle

Phase III Transformation Update Planning completed, 1Q20 implementation, 2Q20 initial realization • Cross-functional teams driving multiple initiatives across the company • Using data analytics to drive spend optimization (Content & Connectivity) improving procurement, optimizing business processes • Leveraging increased IFC backlog and content technology to capture margin opportunities while improving customer value • Financial Impact • Expect FY20 in-year benefit of $10+ million • Approximately 60% COGS and 40% Opex • Benefits expected to build quarterly throughout the year beginning 2Q20 • Savings expected to drive continued improvement in free cash flow 13 Investor PresentationPhase III Transformation Update Planning completed, 1Q20 implementation, 2Q20 initial realization • Cross-functional teams driving multiple initiatives across the company • Using data analytics to drive spend optimization (Content & Connectivity) improving procurement, optimizing business processes • Leveraging increased IFC backlog and content technology to capture margin opportunities while improving customer value • Financial Impact • Expect FY20 in-year benefit of $10+ million • Approximately 60% COGS and 40% Opex • Benefits expected to build quarterly throughout the year beginning 2Q20 • Savings expected to drive continued improvement in free cash flow 13 Investor Presentation

Dual-Track for Nasdaq Compliance Business performance, Reverse Stock Split (RSS) • Continued execution of our business plan (including activation of backlog, return of Boeing B737 MAX revenues, and potential divestitures) may result in higher stock price • Dual track approach: we will seek shareholder approval for a reverse stock split at a ratio sufficient to support long-term compliance with Nasdaq’s $1.00 bid-price requirement • Timeline for Reverse Stock Split implementation: • Proxy to be filed with SEC no later than February 6, 2020 • Shareholder meeting approving RSS to be held no later than March 17, 2020 • RSS ratio to be determined immediately following shareholder meeting • RSS effective no later than March 31, 2020, resulting in compliance for the minimum 10-day period by no later than April 15, 2020 • If compliance is achieved prior to effective date, we can cancel the RSS corporate action 14 Investor PresentationDual-Track for Nasdaq Compliance Business performance, Reverse Stock Split (RSS) • Continued execution of our business plan (including activation of backlog, return of Boeing B737 MAX revenues, and potential divestitures) may result in higher stock price • Dual track approach: we will seek shareholder approval for a reverse stock split at a ratio sufficient to support long-term compliance with Nasdaq’s $1.00 bid-price requirement • Timeline for Reverse Stock Split implementation: • Proxy to be filed with SEC no later than February 6, 2020 • Shareholder meeting approving RSS to be held no later than March 17, 2020 • RSS ratio to be determined immediately following shareholder meeting • RSS effective no later than March 31, 2020, resulting in compliance for the minimum 10-day period by no later than April 15, 2020 • If compliance is achieved prior to effective date, we can cancel the RSS corporate action 14 Investor Presentation

Financial Overview Investor PresentationFinancial Overview Investor Presentation

Financial Highlights

Improving profitability and cash flow to address leverage

- **Stable liquidity:** ended FY19 with $23 million cash, $61 million total liquidity
- **Meeting guidance:** achieved $25 million Adjusted EBITDA[1] in 3Q19, a quarter early
- **Improving leverage:** Net Debt/Adj. EBITDA[1] improved 0.7x thru 3Q19
- **New opportunity:** expect Phase III savings of $10+ million in FY20
- **Progress** on becoming free cash flow positive on a sustainable basis
  - Expect to achieve positive free cash flow on a sustainable basis through *either* Phase III realization *or* Boeing 737 MAX return to service
  - Would use strategic divestment proceeds to de-lever balance sheet

16

[1] *See the "Non-GAAP Reconciliations" and "Non-GAAP Financial Measures" slides in the back of this presentation.*

Investor Presentation

Global Eagle

3Q 2019 Financial Results 1 Revenue EBITDA In millions In millions +4% +85% Connectivity $89 $83 $7.7 $4.2 Media & Content $81 $81 3Q’18 3Q’19 3Q’18 3Q’19 1 1 Adjusted EBITDA Free Cash Flow In millions In millions +38% +$22 m Cash used in operations -10.0 Capex -4.3 1 Free Cash Flow -14.3 $25.4 Change in WC 0.8 $(14) 1 $18.4 1L Financing Fees 1.9 $(36) 1 Non-ordinary course legal 7.7 In-period items 10.4 3Q’19 3Q’18 3Q’18 3Q’19 1 17 See the “Non-GAAP Reconciliations” and “Non-GAAP Financial Investor Presentation Measures” slides in the back of this presentation.3Q 2019 Financial Results 1 Revenue EBITDA In millions In millions +4% +85% Connectivity $89 $83 $7.7 $4.2 Media & Content $81 $81 3Q’18 3Q’19 3Q’18 3Q’19 1 1 Adjusted EBITDA Free Cash Flow In millions In millions +38% +$22 m Cash used in operations -10.0 Capex -4.3 1 Free Cash Flow -14.3 $25.4 Change in WC 0.8 $(14) 1 $18.4 1L Financing Fees 1.9 $(36) 1 Non-ordinary course legal 7.7 In-period items 10.4 3Q’19 3Q’18 3Q’18 3Q’19 1 17 See the “Non-GAAP Reconciliations” and “Non-GAAP Financial Investor Presentation Measures” slides in the back of this presentation.

Transformation Continues

Track record of execution

- **Phase I - completed:** FY18 reduced operating expenses including management layers
  - Impact: **$20 million** annualized benefit
- **Phase II - completed:** reduced ~200 roles (15%) with continued integration, lower professional services and lower travel & entertainment
  - Impact: **$40+ million** annualized benefit
- **Phase III - initiated:** Applying data analytics to drive spend optimization, improved procurement, business process optimization, and sales & operations planning
  - Expected Impact: **Additional $10+ million** FY20


PHASE II COMPLETED
Labor
$34.3
$28.0
3Q'18
3Q'19
Travel & Entertainment
$3.4
$1.6
3Q'18
3Q'19
Professional Services[1]
$9.9
$7.6
3Q'18
3Q'19

Phase III Plan

Additional Business Process Reengineering and Procurement Savings in 2020

[1] 3Q'19 Professional Services excludes non-ordinary course legal fees

18 Investor Presentation

Global Eagle

Near Term Operational Milestones

Key data points to monitor our continued progress

Expect minimum of $25 million of Adjusted EBITDA[1] in 4Q19

- FY19 exit rate[2] of $100 million per year

Generate positive free cash flow on a sustainable basis upon 737 MAX return

- Revenue growth, cost actions and the return of the MAX expected to drive improvement
- Expect Boeing 737 MAX service revenue of $3 million, Adjusted EBITDA of $2 million and $2-3 million increase in cash flow per quarter upon return
- Capex improvement as previous growth investments now completed

Additional FY20 improvements in EBITDA[1], cost structure and cash flow

- Expect Phase III savings of $10+ million in FY20

[1] *See the "Non-GAAP Reconciliations" and "Non-GAAP Financial Measures" slides in the back of this presentation.*

[2] *FY19 exit rate is calculated by annualizing $25 million expected 4Q19 Adjusted EBITDA*

19

Investor Presentation

Global Eagle

Improving Leverage

Strong Adjusted EBITDA growth is driving Debt/Adj. EBITDA lower

- Net Debt/Adjusted EBITDA[1] declined 0.7x thru 3Q19
- Key drivers of Adjusted EBITDA growth
  - Execution on IFC backlog
  - Media & Content growth
  - Maritime/Enterprise/Gov't margin recovery
  - Back-office efficiencies and cost controls
- We believe 6.5x Net Debt/Adjusted EBITDA is an important milestone for lenders and rating agencies
- Improving free cash flow generation could accelerate deleverage



Improving Net Debt/
Adj. EBITDA[1] Ratio
Adj. EBITDA[1]
(LTM)
$74.3
$76.7
$83.6
1Q19
2Q19
3Q19
Net Debt/
Adj. EBITDA[1]
(LTM)
9.6x
9.4x
8.9x
1Q19
2Q19
3Q19

[1] See the "Non-GAAP Reconciliations" and "Non-GAAP Financial Measures" slides in the back of this presentation.

20 Investor Presentation Global Eagle

Global Eagle™

Bring the world to you

Investor Presentation

© Global Eagle

Non-GAAP Reconciliations Three Months Ended Nine Months Ended September 30, September 30, Net loss to Adjusted EBITDA reconciliation 2019 2018 2019 2018 Net loss $ (41,274) $ (43,228) $ (117,343) $ (127,423) Interest expense, net 2 3,881 2 0,048 67,487 55,399 Income tax expense 4,308 2,852 7,755 1,865 Depreciation and amortization 20,789 24,482 64,265 74,517 EBITDA 7,704 4,154 22,164 4,358 Depreciation and amortization from equity method investments 2,191 2,415 6,485 7,122 Change in fair value of financial instruments 6 196 (932) 287 Other expense, net 202 588 4 86 936 Stock-based compensation expense 1,744 3,918 5,360 9,785 Strategic-transaction, integration and realignment expenses 2,837 4,259 12,738 13,113 Internal-control and delayed audit expenses 2,414 2,057 8,222 19,610 Loss on disposal of fixed assets 26 419 3 83 4 03 Non-ordinary-course legal expenses 7,685 409 8,867 409 Losses on significant customer bankruptcies 249 - 2,188 - Expenses incurred in connection with grounded aircraft 301 - 6 33 - Adjusted EBITDA $ 25,359 $ 18,415 $ 66,594 $ 56,023 Three Months Ended Nine Months Ended September 30, September 30, Cash Flow from Operations to Free Cash Flow reconciliation 2019 2018 2019 2018 Cash used in operations $ (9,972) $ (26,638) $ (8,000) $ (69,465) Purchases of property and equipment (4,346) (9,051) (17,788) (33,523) Free Cash Flow $ (14,318) $ (35,689) $ (25,788) $ (102,988) 22 Investor PresentationNon-GAAP Reconciliations Three Months Ended Nine Months Ended September 30, September 30, Net loss to Adjusted EBITDA reconciliation 2019 2018 2019 2018 Net loss $ (41,274) $ (43,228) $ (117,343) $ (127,423) Interest expense, net 2 3,881 2 0,048 67,487 55,399 Income tax expense 4,308 2,852 7,755 1,865 Depreciation and amortization 20,789 24,482 64,265 74,517 EBITDA 7,704 4,154 22,164 4,358 Depreciation and amortization from equity method investments 2,191 2,415 6,485 7,122 Change in fair value of financial instruments 6 196 (932) 287 Other expense, net 202 588 4 86 936 Stock-based compensation expense 1,744 3,918 5,360 9,785 Strategic-transaction, integration and realignment expenses 2,837 4,259 12,738 13,113 Internal-control and delayed audit expenses 2,414 2,057 8,222 19,610 Loss on disposal of fixed assets 26 419 3 83 4 03 Non-ordinary-course legal expenses 7,685 409 8,867 409 Losses on significant customer bankruptcies 249 - 2,188 - Expenses incurred in connection with grounded aircraft 301 - 6 33 - Adjusted EBITDA $ 25,359 $ 18,415 $ 66,594 $ 56,023 Three Months Ended Nine Months Ended September 30, September 30, Cash Flow from Operations to Free Cash Flow reconciliation 2019 2018 2019 2018 Cash used in operations $ (9,972) $ (26,638) $ (8,000) $ (69,465) Purchases of property and equipment (4,346) (9,051) (17,788) (33,523) Free Cash Flow $ (14,318) $ (35,689) $ (25,788) $ (102,988) 22 Investor Presentation

Non-GAAP Reconciliations LTM Net loss to Adjusted EBITDA reconciliation 9/30/2019 6/30/2019 3/31/2019 Net loss $ (226,520) $ (228,474) $ (235,924) Interest expense, net 88,305 84,472 81,898 Income tax expense 8,958 7 ,502 7,907 Depreciation and amortization 90,094 93,787 99,051 EBITDA (39,163) (42,713) (47,068) Depreciation and amortization from equity method investments 8,949 9 ,173 9 ,371 Change in fair value of financial instruments (1,316) (1,126) (471) Other expense, net 51,565 51,951 52,519 Stock-based compensation expense 8,385 10,559 10,462 Strategic-transaction, integration and realignment expenses 27,138 28,560 29,133 Internal-control and delayed audit expenses 10,871 10,514 12,006 Loss on disposal of fixed assets 509 902 1,218 Non-ordinary-course legal expenses 11,382 4 ,106 3 ,520 Losses on significant customer bankruptcies 4 ,672 4 ,423 3 ,648 Expenses incurred in connection with grounded aircraft 633 332 - Adjusted EBITDA $ 83,625 $ 76,681 $ 74,338 Quarter Ended (incl. Finance Leases) Debt Balances 9/30/2019 6/30/2019 3/31/2019 Short-term $ 16,533 $ 17,005 $ 38,190 Long-term 736,317 713,281 692,328 752,850 730,286 730,518 Cash & Cash Equivalents 9,728 10,853 20,813 Net Debt Balance $ 743,122 $ 719,433 $ 709,705 23 Investor PresentationNon-GAAP Reconciliations LTM Net loss to Adjusted EBITDA reconciliation 9/30/2019 6/30/2019 3/31/2019 Net loss $ (226,520) $ (228,474) $ (235,924) Interest expense, net 88,305 84,472 81,898 Income tax expense 8,958 7 ,502 7,907 Depreciation and amortization 90,094 93,787 99,051 EBITDA (39,163) (42,713) (47,068) Depreciation and amortization from equity method investments 8,949 9 ,173 9 ,371 Change in fair value of financial instruments (1,316) (1,126) (471) Other expense, net 51,565 51,951 52,519 Stock-based compensation expense 8,385 10,559 10,462 Strategic-transaction, integration and realignment expenses 27,138 28,560 29,133 Internal-control and delayed audit expenses 10,871 10,514 12,006 Loss on disposal of fixed assets 509 902 1,218 Non-ordinary-course legal expenses 11,382 4 ,106 3 ,520 Losses on significant customer bankruptcies 4 ,672 4 ,423 3 ,648 Expenses incurred in connection with grounded aircraft 633 332 - Adjusted EBITDA $ 83,625 $ 76,681 $ 74,338 Quarter Ended (incl. Finance Leases) Debt Balances 9/30/2019 6/30/2019 3/31/2019 Short-term $ 16,533 $ 17,005 $ 38,190 Long-term 736,317 713,281 692,328 752,850 730,286 730,518 Cash & Cash Equivalents 9,728 10,853 20,813 Net Debt Balance $ 743,122 $ 719,433 $ 709,705 23 Investor Presentation

Non-GAAP Financial Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States, or GAAP, we present EBITDA, Adjusted EBITDA and free cash flow, which are non-GAAP financial measures, as measures of our performance. The presentations of EBITDA, Adjusted EBITDA and free cash flow are not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss), cash flows from operations or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity. For a reconciliation of EBITDA, Adjusted EBITDA and free cash flow to its most comparable measure under GAAP, please see the table entitled “Non-GAAP Reconciliations” on the prior slide. Further, we note that Adjusted EBITDA as presented herein is defined and calculated differently than the “Consolidated EBITDA” definition in our senior secured credit agreement and in our second lien notes, which Consolidated EBITDA definition we use for financial-covenant-compliance purposes and as a measure of our liquidity. We have not provided a reconciliation of forward-looking non-GAAP measures, primarily due to the variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable efforts. EBITDA, Adjusted EBITDA and free cash flow are three of the primary measures used by our management and Board of Directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short- and long-term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the Compensation Committee of our Board of Directors to establish the funding targets for (and subsequent funding of) our Annual Incentive Plan bonuses for our employees. We believe our presentation of EBITDA, Adjusted EBITDA and free cash flow is useful to investors both because it allows for greater transparency with respect to key metrics used by our management in their financial and operational decision-making and because our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements. We define Adjusted EBITDA as EBITDA (net income (loss) before (a) interest expense (income), (b) income tax expense (benefit) and (c) depreciation and amortization), as further adjusted to exclude (when applicable in the period) (1) change in fair value of financial instruments, (2) other (income) expense, including (gains) losses from foreign-currency-transaction (gains) and from other investments, which include impairment charges relating to our joint ventures, (3) goodwill impairment expense, (4) stock-based compensation expense, (5) strategic-transaction, integration and realignment expenses (as described below), (6) auditor and third-party professional fees and expenses related to our internal-control deficiencies (and the remediation thereof) and complications in our audit process relating to our control environment, (7) (gain) loss on disposal and impairment of fixed assets, (8) non-ordinary-course legal expenses (as described below), (9) losses related to significant customer bankruptcies or financial distress (as described below) and (10) expenses incurred in connection with grounded aircraft resulting from orders, airworthiness directives and other regulations issued by U.S. and foreign civil aviation authorities. Management does not consider these items to be indicative of our core operating results. 24 Investor PresentationNon-GAAP Financial Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States, or GAAP, we present EBITDA, Adjusted EBITDA and free cash flow, which are non-GAAP financial measures, as measures of our performance. The presentations of EBITDA, Adjusted EBITDA and free cash flow are not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss), cash flows from operations or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity. For a reconciliation of EBITDA, Adjusted EBITDA and free cash flow to its most comparable measure under GAAP, please see the table entitled “Non-GAAP Reconciliations” on the prior slide. Further, we note that Adjusted EBITDA as presented herein is defined and calculated differently than the “Consolidated EBITDA” definition in our senior secured credit agreement and in our second lien notes, which Consolidated EBITDA definition we use for financial-covenant-compliance purposes and as a measure of our liquidity. We have not provided a reconciliation of forward-looking non-GAAP measures, primarily due to the variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable efforts. EBITDA, Adjusted EBITDA and free cash flow are three of the primary measures used by our management and Board of Directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short- and long-term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the Compensation Committee of our Board of Directors to establish the funding targets for (and subsequent funding of) our Annual Incentive Plan bonuses for our employees. We believe our presentation of EBITDA, Adjusted EBITDA and free cash flow is useful to investors both because it allows for greater transparency with respect to key metrics used by our management in their financial and operational decision-making and because our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements. We define Adjusted EBITDA as EBITDA (net income (loss) before (a) interest expense (income), (b) income tax expense (benefit) and (c) depreciation and amortization), as further adjusted to exclude (when applicable in the period) (1) change in fair value of financial instruments, (2) other (income) expense, including (gains) losses from foreign-currency-transaction (gains) and from other investments, which include impairment charges relating to our joint ventures, (3) goodwill impairment expense, (4) stock-based compensation expense, (5) strategic-transaction, integration and realignment expenses (as described below), (6) auditor and third-party professional fees and expenses related to our internal-control deficiencies (and the remediation thereof) and complications in our audit process relating to our control environment, (7) (gain) loss on disposal and impairment of fixed assets, (8) non-ordinary-course legal expenses (as described below), (9) losses related to significant customer bankruptcies or financial distress (as described below) and (10) expenses incurred in connection with grounded aircraft resulting from orders, airworthiness directives and other regulations issued by U.S. and foreign civil aviation authorities. Management does not consider these items to be indicative of our core operating results. 24 Investor Presentation

Non-GAAP Financial Measures (continued) “Losses related to significant customer bankruptcies or financial distress” includes (1) our provision for bad debt associated with significant bankruptcies or financial distress of our customers, (2) the costs (e.g., content acquisition fees) that we incurred to maintain service to those customers during their bankruptcy proceedings in order to preserve the customer relationship and (3) costs relating to providing services to customers for whom we recognize revenue on a cash basis due to their financial distress. “Non-ordinary-course legal expenses” includes third-party professional fees and expenses and estimated loss contingencies, provisions for legal settlements and other expenses associated with non-ordinary-course employment, corporate and intellectual-property-infringement disputes. “Strategic-transaction, integration and realignment expenses” includes (1) transaction and procurement-related expenses and costs (including third-party professional fees) attributable to acquisition, financing, investment and other strategic-transaction activities (including for new product and proof-of-concept testing), (2) integration and realignment expenses and allowances, (3) employee-severance, -retention and -relocation expenses, (4) purchase-accounting adjustments for deferred revenue, costs and credits associated with companies and businesses that we have acquired through our M&A activities and (5) estimated loss contingencies, provisions for legal settlements and other expenses related to claims at companies or businesses that we acquired through our M&A activities for underlying liabilities that pre-dated our acquisition of those companies or businesses. We define free cash flow as cash flows from operating activities less capital expenditures. Free cash flow does not represent our residual cash flow available for discretionary expenditures, since we have mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. We define net debt as current portion of short and long-term debt and finance leases less cash and cash equivalents. 25 Investor PresentationNon-GAAP Financial Measures (continued) “Losses related to significant customer bankruptcies or financial distress” includes (1) our provision for bad debt associated with significant bankruptcies or financial distress of our customers, (2) the costs (e.g., content acquisition fees) that we incurred to maintain service to those customers during their bankruptcy proceedings in order to preserve the customer relationship and (3) costs relating to providing services to customers for whom we recognize revenue on a cash basis due to their financial distress. “Non-ordinary-course legal expenses” includes third-party professional fees and expenses and estimated loss contingencies, provisions for legal settlements and other expenses associated with non-ordinary-course employment, corporate and intellectual-property-infringement disputes. “Strategic-transaction, integration and realignment expenses” includes (1) transaction and procurement-related expenses and costs (including third-party professional fees) attributable to acquisition, financing, investment and other strategic-transaction activities (including for new product and proof-of-concept testing), (2) integration and realignment expenses and allowances, (3) employee-severance, -retention and -relocation expenses, (4) purchase-accounting adjustments for deferred revenue, costs and credits associated with companies and businesses that we have acquired through our M&A activities and (5) estimated loss contingencies, provisions for legal settlements and other expenses related to claims at companies or businesses that we acquired through our M&A activities for underlying liabilities that pre-dated our acquisition of those companies or businesses. We define free cash flow as cash flows from operating activities less capital expenditures. Free cash flow does not represent our residual cash flow available for discretionary expenditures, since we have mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. We define net debt as current portion of short and long-term debt and finance leases less cash and cash equivalents. 25 Investor Presentation